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                                                                    EXHIBIT 10.8

                       NONQUALIFIED STOCK OPTION AGREEMENT
                                    UNDER THE
                                 MIGRATEC, INC.
                            LONG-TERM INCENTIVE PLAN


         THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made as of the date of grant listed on Exhibit A attached hereto (the "Date of Grant"), between MIGRATEC, INC., a Florida corporation (together with its predecessors, successors and assigns, the "Company"), and __________ (the "Optionee"). All capitalized terms not otherwise defined herein shall have the meaning set forth in the MigraTEC, Inc. Long-Term Incentive Plan, dated January 31, 2000 (the "Plan").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to carry out the purposes of the Plan by affording Optionee the opportunity to purchase shares of the Company's common stock, no par value per share (the "Common Stock");

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.1 Grant of Option. The Company hereby grants to Optionee the right and option (the "Option") to purchase the number of shares of Common Stock set forth on Exhibit A attached hereto (the "Shares"), such Shares being subject to adjustment as provided in Paragraph 6 herein set forth. The Option is a "nonqualified stock option" and is not intended to constitute an "incentive stock option" under the provisions of section 422 of the Internal Revenue Code of 1986, as amended.

         2.1 Purchase Price. The purchase price of the Shares shall be as set forth on Exhibit A attached hereto.

         3.1 Exercise of Option. Unless expired as provided in Paragraph 5 below, this Option may be exercised from time to time after the Date of Grant to the extent of Shares that have vested in accordance with the vesting schedule set forth on Exhibit A attached hereto. The Optionee's right to exercise the Option accrues only to the extent that the Optionee remains in the service of the Company.

         4.1 Manner of Exercise, Payment of Purchase Price.

                  (a) Subject to the terms and conditions of this Agreement, the
              Option shall be exercised by written notice to the Company at its principal office. Such notice shall state the election to exercise the Option and specify the number of Shares to be purchased. Such notice of exercise shall be signed by the Optionee and shall be irrevocable when given.



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                  (b) The purchase price for the Shares to be purchased shall be made within five (5) business days following the date of delivery of the note of exercise. The purchase price may be paid (i) in cash or by certified check or bank check, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of the Committee, by tendering previously acquired Shares (valued at their Fair Market Value, as determined by the Committee as of the date of tender), or (iv) with the consent of the Committee, any combination of (i), (ii) and (iii). In the event Optionee wishes to pay all or any portion of the purchase price by any of the methods set forth in (ii),
              (iii) or (iv) of the preceding sentence, Optionee shall, not less than fourteen (14) days prior to the date of exercise, give written notice to the Secretary of the Company requesting approval of such payment method, setting forth the particulars of the proposed payment method. The Committee shall approve, disapprove or modify (to the extent consistent with the above options) the proposed payment method within fourteen (14) days of its receipt of the request.

                  (c) Upon receipt of the purchase price, and subject to the terms of Paragraph 9 and the Optionee's designation, the certificate or certificates representing the Shares purchased shall be registered in the name of the entity, person or persons so exercising the Option. If the Option shall be exercised by Optionee and, if Optionee shall so request in the notice exercising the Option, the Shares shall be registered in the name of Optionee or its designee(s), and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

         5.1 Expiration of Option. The Option shall expire and become null and void upon the first to occur of the following: (a) the expiration of 90 (ninety) days (if the Optionee is a non-director employee or consultant of the Company) or one year (if the Optionee is a director of the Company) after the service of the Optionee to the Company is terminated for any reason other than termination due to death or Disability; (b) a period of one year shall have elapsed since Optionee's death or the date of termination of Optionee's service by reason of Optionee's Disability; or (c) upon the expiration date as set forth on Exhibit A attached hereto.

         6.1 Adjustments of Shares Subject to Option. The Shares subject to the Option shall be adjusted from time to time as set forth in Sections 7.9 and 7.10 of the Plan. The determination of any such adjustment by the Committee shall be final, binding and conclusive.

         7.1 No Contract. This Agreement does not constitute a contract for employment or service with the Company and shall not affect the right of the Company to terminate Optionee's service for any reason or no reason whatsoever.

         8.1 Rights as Shareholder. This Option shall not entitle Optionee to any rights of a shareholder of the Company or to any notice of proceedings of the Company with respect to any Shares issuable upon exercise of this Option unless and until the Option has been exercised for such Shares and such Shares have been registered in the Optionee's name upon the stock records of the Company.



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         9.1 Restriction on Issuance of Shares. The Company shall not be required to issue or deliver any certificates for Shares purchased upon the exercise of an Option prior to: (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable; (ii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable; and (iii) the determination by the Committee that Optionee has tendered to the Company any federal, state or local tax owed by Optionee as a result of exercising the Option when the Company has a legal liability to satisfy such tax. In addition, if the Common Stock reserved for issuance upon the exercise of Options shall not then be registered under the Securities Act of 1933, as amended (the "Securities Act"), the Company may upon Optionee's exercise of an Option, require Optionee or its permitted transferee to represent in writing that the Shares being acquired are for investment and not with a view to distribution, and may mark the certificate for the Shares with a legend restricting transfer and may issue stop transfer orders relating to such certificate to the Company's transfer agent (if applicable).

         10.1 Restriction on Sale of Shares. The Shares purchased pursuant to an exercise of an Option may not be transferred, assigned, encumbered, sold or otherwise made the subject of disposition, unless at the time of such disposition such Shares are registered by an effective registration statement under the Securities Act, or if not registered, exempt from registration as stated in an opinion of counsel reasonably satisfactory to the Company.

         11.1 Lapse of Option. This Agreement shall be null and void in the event Optionee shall fail to sign and return a counterpart hereof to the Company within thirty (30) days of its delivery to Optionee.

         12.1 Binding Effect. This Agreement shall be binding upon the assigns, heirs, executors, administrators, and successors of the parties hereto.

         13.1 Governing Instrument and Entire Agreement. This Option and any Shares issued hereunder shall in all respects be governed by the terms and provisions of the Plan. In the event of a conflict between the terms of this Agreement and the terms of the Plan (a copy of which is attached), the terms of the Plan shall control. There are no oral agreements between the parties relating to the subject matter hereof, and this Agreement and the terms of the Plan constitute the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be amended except by written agreement executed by the Company and Optionee.



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         IN WITNESS WHEREOF, the undersigned officer has executed this Agreement on behalf of the Company to be effective as of the date first above written.


                                       COMPANY:

                                       MIGRATEC, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       OPTIONEE:

                                       By:
                                          --------------------------------------
                                       Printed Name:
                                                    ----------------------------
                                       Date:
                                            ------------------------------------




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                                    EXHIBIT A
                                       TO
                       NONQUALIFIED STOCK OPTION AGREEMENT
                                    UNDER THE
                     MIGRATEC, INC. LONG-TERM INCENTIVE PLAN






                        Name of Optionee:
                                            -------------------------

                        Date of Grant:
                                            -------------------------

                        Number of Shares
                        Underlying Option:
                                            -------------------------

                        Purchase Price:     $               per share
                                            -------------------------

                        Expiration Date:
                                            -------------------------

                        Vesting Schedule:
                                            -------------------------

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